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                                EXHIBIT 23.1 (b)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement of Tyco International Ltd. on Form S-8 of our reports dated July 25, 1996 on our audits of the consolidated financial statements and financial statement schedule of Tyco International Ltd. as of and for the years ended June 30, 1996 and 1995.



                                                 COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
December 30, 1996